Commitments	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments
(12)	Commitments

Operating Leases

In February 2010, the Company entered into an agreement to lease (Initial Lease) 8,629 square feet of office space at 810 Seventh Avenue, New York, NY with an option to expand an additional 8,629 square feet. The term of the Initial Lease began in March, 2010. In September 2010, the Company exercised its option right under the Initial Lease and entered into an agreement to lease (Lease Amendment) an additional 8,629 square feet of office space. The term of the Lease Amendment began in January 2011 and will expire in March 2021. In addition, the Lease Amendment extends the term of the Initial Lease to March 2021. The Initial Lease and the Lease Amendment provide for annual rent of $996,000 in 2015, $1.0 million in 2016, and $1.1 million in 2017-2020. As discussed in Note 8, the Company has sub-leased this office space.

In August 2011, Delcath Systems Limited entered into an agreement of lease for an office and manufacturing facility located in the city of Galway, Ireland. This facility is approximately 19,200 square feet and is intended to be the location of Delcath’s European headquarters. The Lease is for a term of ten years, commencing August 2, 2011. The Lease provides for fixed annual lease amounts payable in advance in equal quarterly installments. The annual lease amounts, which escalate annually, are as follows (USD conversions are based on the December 31, 2016 conversion rate): Year 1 – €106,051 ($115,458), Year 2 –

€134,974 ($146,946), Year 3 – €159,077 ($173,187) and Years 4 and 5 – €183,179 ($199,427). Annual lease amounts in years 6 through 10 are to be paid at a fixed amount of €187,209 ($197,377). Delcath Limited is also required to pay for customary building operating expenses. Delcath Limited’s payment obligations and performance of the Lease are guaranteed by Delcath. The Company has sub-leased a portion of this facility.

In March 2016, the Company entered into a sub-lease agreement to lease approximately 6,877 square feet of office space at 1633 Broadway, New York, NY. The term began in April 2016 and is effective through March 2019. The agreement provides for total annual base rent of $522,652.

In October 2016, the Company entered into a lease agreement for 95-97 Park Road in Queensbury, NY, agreeing to lease the 6,000 square feet at that location. The term began on November 1, 2016 and was effective for a two year period. The agreement provides for total annual base rent of $48,223 and will expire October 2018.

Future minimum lease payments, net of receipts due under the terms of subleases, under all operating leases at December 31, 2016 are as follows:

Future Lease
(in thousands)	Payment
2017	$952
2018	946
2019	529
2020	428
2021	254
2022	—

$3,109

Rent expense totaled approximately $0.5 million and $0.4 million, for the years ended December 31, 2016 and 2015, respectively.

Letters of Credit

Under the terms of the lease agreement for office space at 810 Seventh Avenue, New York, NY, the Company is required to maintain a letter of credit in the amount of $881,297 which will expire in February 2017 if not renewed by the Company. Under the terms of a sub-lease agreement for office space at 1633 Broadway, New York, NY, the Company is required to maintain a letter of credit in the amount of $130,663 which will expire with the sublease in March 2019.